As filed with the Securities and Exchange Commission on April 6, 2005

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

MOUNTAIN NATIONAL BANCSHARES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Mountain National Bancshares, Inc.

300 E. Main Street

Sevierville, Tennessee 37862

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, MAY 10, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Mountain National Bancshares, Inc., a Tennessee corporation (the “Company”), will be held on Tuesday, May 10, 2005, at 10:00 a.m., local time, at the Company’s operations center located at 2025 Red Bank Road, Sevierville, Tennessee 37876 for the following purposes:

1)	Elect Directors. To elect as directors of the Company eleven individuals to serve until the Company’s 2006 Annual Shareholder Meeting.

2)	Ratification of Appointment of Outside Auditing Firm. To ratify the appointment of the Company’s independent registered public accounting firm.

3)	Other Business. To transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on March 31, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, sign, date and return the enclosed Proxy in the accompanying envelope.

By Order of the Board of Directors,

/s/ Dwight B. Grizzell
DWIGHT B. GRIZZELL President and Chief Executive Officer

Sevierville, Tennessee

April 6, 2005

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO MOUNTAIN NATIONAL BANCSHARES, INC. IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON BY WRITTEN BALLOT IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 10, 2005

INTRODUCTION

General Information

This Proxy Statement is being furnished to the Shareholders of Mountain National Bancshares, Inc., a Tennessee corporation (the “Company”) in connection with the solicitation of proxies by the Company’s Board of Directors from holders of the Company’s common stock (“Common Stock”) for use at the 2005 Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Tuesday, May 10, 2005, at the Company’s operations center located at 2025 Red Bank Road, Sevierville, Tennessee 37876 and at any and all adjournments or postponements thereof (the “Annual Meeting”). Unless the context otherwise requires, the term “Company” shall include the Company’s banking subsidiary, Mountain National Bank (the “Bank”).

The Annual Meeting is being held to consider and vote upon (1) the election of eleven directors to the Board of Directors; (2) the ratification of the selection of Company’s independent registered public accounting firm; and (3) such other matters as may properly come before the Annual Meeting. The Company’s Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

The Proxy Statement and Proxy are first being mailed on or about April 6, 2005 to Company shareholders of record as of the close of business on March 31, 2005 (the “Record Date”). A copy of the Company’s Annual Report on Form 10-KSB accompanies this Proxy Statement.

Voting and Quorum Requirements

Under Tennessee law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. Shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

With regard to Proposal No. 1, the election of directors, a holder of shares of Common Stock may cast votes “for” or may “withhold” votes from each nominee. Directors will be elected by a plurality of votes cast by the shares voted at the meeting. Abstentions and broker non-votes (which occur if a broker or nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular matter to be voted upon) will be treated as not having been voted and will have no effect on the outcome of the election of directors. The number of votes you may cast will be determined by multiplying the number of shares you held as of the Record Date by eleven, which is the number of directors to be elected. Those votes may be cumulated and cast for a single candidate or may be distributed among two or more candidates. The enclosed Proxy grants discretionary authority to the proxyholder for the exercise of cumulative voting rights. If you vote by Proxy, your votes will be cast and cumulated in the proxyholders’ discretion, which may include voting for less than all nominees so as to elect the maximum number of the nominees named on the Proxy, except that none of your votes will be cast for any nominee for whom you instruct your votes to be withheld.

With regard to Proposal No. 2, the ratification of independent public accountants, votes may be cast for or against the matter, or shareholders may abstain from voting on the matter. Approval of Proposal No. 2 requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of votes against the approval of such matter.

Solicitation and Revocability of Proxies

Shares of Common Stock represented by properly executed Proxies, if such Proxies are received in time and are not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxies. If a valid Proxy is returned and no instructions are indicated, such shares of Common Stock will be voted “FOR” the election of all nominees for director named in the Proxy and “FOR” the ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the meeting by (i) executing and delivering a later dated Proxy; (ii) delivering written notice of the revocation of the Proxy to the Company prior to the Annual Meeting; or (iii) attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not constitute a revocation of a Proxy unless you also vote in person at the Annual Meeting. Any written notice revoking a Proxy should be sent to: Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee, 37862 Attention: Bev Brosch, Corporate Secretary.

Outstanding Voting Securities of the Company

And Principal Holders Thereof

The Company is authorized to issue up to 2,400,000 shares of Common Stock. At March 31, 2005, the Company had 1,355,860 shares of Common Stock issued and outstanding.

Each share of Common Stock entitles the holder to one vote. Only shareholders of record at the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

The following table sets forth certain information with respect to the beneficial ownership, as of the Record Date, of shares of Common Stock by (a) each of the Company’s directors, (b) the Company’s named executive officers, and (c) all directors and named executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. The Company is not aware of any person who beneficially owns more than five percent of the Company’s outstanding common stock other than Dwight Grizzell. Except as otherwise noted, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)		Percent of Common Stock
James E. Bookstaff	52,680		3.89%
Dwight B. Grizzell (CEO and Director)	71,985		5.14%
Gary A. Helton	28,352		2.09%
Bruce M. Johnson	8,963		0.66%
Charlie R. Johnson	16,158		1.19%
Sam L. Large	16,130		1.19%
Jeffrey J. Monson	26,972	(3)	1.98%
Linda N. Ogle	25,197		1.86%
Michael C. Ownby	8,756	(4)	0.65%
John M. Parker	60,822		4.49%
Ruth Reams	22,896		1.69%
Barbara S. Stevens	5,105		0.38%
All Directors and named executive officers (12 persons)(5)	344,016		24.26%

(1)	Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power” which includes the power to vote or direct the voting of each security, or “investment power” which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

(2)	The aggregate number of shares includes shares of Common Stock that the individual has the right to acquire on or before May 30, 2005, (60 days from March 31, 2005), through the exercise of options or warrants. The number of shares underlying options or warrants that may be exercised as of May 30, 2005, is as follows: (i) Mr. Bookstaff – 0 shares; (ii) Mr. Grizzell – 43,895 shares; (iii) Mr. Helton – 3,104 shares; (iv) Mr. Bruce Johnson – 3,104 shares; (v) Mr. Charlie Johnson – 3,104 shares; (vi) Mr. Large – 0 shares; (vii) Mr. Monson – 3,104 shares; (viii) Ms. Ogle – 0 shares; (ix) Mr. Ownby – 1,050 shares; (x) Mr. Parker – 0 shares; (xi) Ms. Reams – 2,001 shares; (xii) Ms. Stevens – 3,104 shares; (xiii) all directors and named executive officers as a group (12 persons) – 62,466 shares.

(3)	Includes 6,982 shares held by GCS Partnership, of which Mr. Monson holds a partnership interest.

(4)	Includes 1,953 shares held by MSP Enterprises, LLC of which Mr. Ownby serves as Chief Manager.

(5)	The address for each of the above-named Executive Officers and Directors is c/o Mountain National Bancshares, Inc., 300 Main Street, Sevierville, TN 37862

Proposal No. 1

Election of Directors

Action will be taken at the Annual Meeting for the election of eleven directors, each of whom will serve for a one-year term and until their successors shall have been duly elected and qualified.

At this time, the Company would like to publicly express its most sincere appreciation and gratitude for the many contributions of Mr. Bruce Johnson, who plans to move out of the area to pursue other opportunities and consequently is not included among the nominees for election as a director. Mr. Johnson has served as a director of the Company since its founding in 2002 and has been a director of the Bank since its inception in 1998.

The Company’s bylaws provide that the Board shall consist of not less than five nor more than fifteen directors, with the exact number to be fixed by resolution of the Board of Directors or the shareholders from time to time. The Company’s Board of Directors has determined not to fill the vacancy created by Mr. Bruce Johnson, and has fixed the number of directors at eleven.

All shares represented by valid Proxies, and not revoked before they are exercised will be voted in the manner specified therein. If a valid Proxy is submitted but no vote is specified, the Proxy will be voted FOR the election of each of the eleven nominees below. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as Proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by the Company’s Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (eleven).

Nominees for the Board of Directors

The table below sets forth certain information about the nominees as of January 31, 2005, including such nominee’s age, position with the Company and principal employment for the past five years. Each of the eleven nominees has served as a director of the Company since its inception in 2002 and as a director of the Bank since 1998.

The Board of Directors recommends a vote FOR the eleven nominees described below.

Name and Age	Information About Nominee
*James E. Bookstaff (62)	James Bookstaff has been chief manager of Bookstaff LLC, located in Sevier County TN, since 1997. He has been married to Suzann for 37 years and has two children, Blake 36 and Jessica 26, living and working in Knoxville TN. He has resided in Sevier County since 1971. He serves on several non-profit Christian boards. He is a graduate of the Culinary Institute of America and Michigan State University.

Dwight B. Grizzell (53)	Dwight Grizzell is the President and CEO of the Bank. Mr. Grizzell has 33 years of banking experience. Before becoming the Bank’s CEO he served as Regional President of BankFirst for Sevier County from 1997 to 1998. Prior to that he was the President /CEO and Director of First National Bank of Gatlinburg. Mr. Grizzell began his career with Third National Bank in Nashville in 1972. Mr. Grizzell has held numerous managerial and administrative positions with Third National Bank, First Security National Bank in Lexington, Kentucky and First National Bank of Gatlinburg. He has served in numerous civic and professional capacities and presently serves on the Tennessee Bankers Association Board of Directors; member of the Leadership Sevier Class of 1998; member of Area-wide Development Corporation Loan Review Committee; and member of Great Smoky Mountain Church of Christ.

*Gary A. Helton (43)	Gary A. Helton has been the owner and General Manager of Volunteer Chevrolet in Sevierville, TN since its opening in May 1994. At Volunteer Chevrolet he is involved with all aspects of its daily operation. He also coordinated construction and has been the owner of the Comfort Inn East in Knoxville, TN since 1991. In addition to these ownerships, he is involved in many other real estate ventures, both commercial and residential. Mr. Helton is a member of First Baptist Church in Sevierville and a lifelong resident of Sevier County. He graduated with a B.S. Degree in Business Management from Carson-Newman College in Jefferson City, TN in 1982, where he also served as the 1982 class chair for the Alumni Fund Raising program during 1993 and 1994 and has recently been elected to the CNC Board of Trustees.

Charlie R. Johnson (63)	Charlie R. Johnson has been named partner of Johnson, Murrell & Associates, a law firm located in Sevierville, Tennessee, since 1976. His firm is involved primarily in business law, real estate and estate administration. Mr. Johnson is a former elected member of the Board of Mayor and Alderman for the City of Sevierville and previously served eight years as the Mayor of Sevierville and eight years as an alderman. Mr. Johnson formerly served four years as Chairman of the Board of Water works and Sewage Commissioners for the City of Sevierville.

Mr. Johnson serves as Vice-President of Sevier Title, Inc., a title escrow and closing company serving Sevier County, Tennessee. He is an owner and Vice-President of Oak Haven Resort Management, Inc., a log cabin rental and development company. Mr. Johnson is a member of the Walters State Community College Sevier County Campus Development Council and a member of Board of Trustees at Walters State. He is a Deacon at the Fist Baptist Church of Sevierville, Tennessee. He graduated from Tennessee Technological University with a Degree in Political Science and a Minor in Economics. He holds a Master’s Degree in Public Administration and a Doctorate in Jurisprudence from the University of Tennessee.

*Sam L. Large (52)	Sam L. Large has been a Promoter of the Gatlinburg Craftsmen’s Fairs since 1988. Prior to that time, Mr. Large was Manager and Buyer for the Gatlinburg Craft Center and Manager of Brookside Village. Large is the Owner of S.L.L., Inc., a real estate and promotions firm, and Sam L. Large Construction. Mr. Large has an Associate Degree in Accounting and Computer Programming. He has served on the Board of Directors of the Gatlinburg Convention and Visitors Bureau and the Gatlinburg Chamber of Commerce from 1993 until 1996, and was President of both organizations in 1996.

*Jeffrey J. Monson (50)	Jeffrey Jay Monson has worked for TRW Fuji Valve for 23 years in various engineering and management positions in six plant locations. He was part of the start-up team for TRW’s Station Plant in Greenville, North Carolina and more recently TRW’s Fuji Valve Plant in Sevierville, Tennessee which was established in 1989. He has served as Manufacturing Manager and Quality Manager at the TRW Fuji Plant. Monson is a graduate of Purdue University with a Bachelor’s Degree in Mechanical Engineering and served as an Officer in Purdue’s Mechanical Engineering Honorary Society. He also received a Master’s Degree from Purdue’s Krannert School of Business Management. Monson is a member of the First Methodist Church of Sevierville and served on the Staff Parish Committee. He served as a member of the United Way of Sevier County Board of Directors from 1994-2000. Mr. Monson is a member of the Leadership Sevier Class of 2002, a member of the Boy’s and Girl’s Club of the Smoky Mountains Board of Directors and President of the Sevier County High School Soccer Support Group.

*Linda N. Ogle (59)	Linda N. Ogle has been President of Riverside Motor Lodge, Inc. and Riverside Towers,LLC for the past 9 years. Ms. Ogle is involved in all aspects of the daily operations of her businesses and has served in numerous civic and professional capacities. She currently serves on Leadership Tomorrow Board and East TN Regional Leadership. She is a member of the Sevierville Noon Day Rotary Club, a member of the Board of Directors for the Boys & Girls Club of the Smoky Mountains,

past Chairperson for the Hotel Division of the United Way Campaign, a member of the Leadership Knoxville Class of 2005, a member of the Leadership Sevier Class of 1998, a member of the Republican Women’s Club, Secretary of Pigeon Forge Library Board, Advisory Board member of the Smoky Mountain Home for Children, Board of Directors for Leadership Sevier and Board of Directors for the Dr. Robert F. Thomas Foundation.

*Mike Ownby (54)	Michael C. Ownby has been President of Ownby Insurance Services, Inc., an insurance agency in Sevierville, Tennessee, since 1973. He was previously President of Rest Inn, Inc. which operated a franchised Hampton Inn Motel in Townsend, Tennessee, since 1991. Mr. Ownby is also involved in various real estate ventures in developing subdivisions and the buying and selling of commercial development properties with other partners in and around Sevier County, Tennessee. Mr. Ownby previously served on the Board of Directors of Tennessee State Bank from 1977 to 1981. He is a graduate of the University of Tennessee with a B.A. in Business Administration. He is a member of the Sevierville Rotary Club and is on the Board of Directors of the Sevier County Chapter of the Salvation Army. Ownby is a member of First Baptist Church in Sevierville, Tennessee where he has served as Sunday School Director, taught Sunday School and has served on various committees of the church. Ownby was previously a Director of the Sevierville Chamber of Commerce; Director of the Dr. Robert F. Thomas Foundation; member of the Sevier County Kiwanis Club; member of the Sevier County Jaycees; and a member of the Commercial Lines Insurance Committee with the Insurers of Tennessee. Ownby is also on the Board of Directors of the Insurers of Tennessee.

*John M. Parker (57)	John M. Parker, Sr. is a native of East Tennessee and has resided in Sevier County, Tennessee for the past 30 years. He has participated in several business ventures, which have contributed to the growth in Sevier County. He was one of the Founding Partners and past President of Smoky Mountain Knife Works. Over the years, he has been very active in developing many residential subdivisions and commercial business properties in Sevier and surrounding counties. He is currently owner of Riverside Antique and Collectors Mall located on Hwy. 66 in Sevierville, Tennessee and is also the owner of several other commercial business properties in the county. Parker is married and the father of five children. He and his wife Lisa live in the Kodak, Tennessee area.

*Ruth Reams (64)	Ruth A. Reams has retired from Reams Drug Store where she assisted her husband in the operation of the family business for many years. She currently is serving as a Board Member on the Dr. Robert F. Thomas Foundation Board, on the Advisory Board of Directors of the Pigeon Forge Library, a volunteer for “Relay For Life”, and a recent graduate of “Leadership Sevier”.

*Barbara S. Stevens (68)	Barbara S. Stevens upon retirement in 1999 was honored by her professional peers, The Great Smoky Mountains Association of Realtors. For her years of dedication and leadership, she was conferred an honorary lifetime membership in the Local, State and National Association of Realtors. Ms. Stevens is only the second person in the history of the local origination to receive this lifetime award. In addition to the above recognition, a scholarship in Ms. Stevens’ name has been established for Realtor continuing education. Ms. Stevens became a Realtor in 1972 and served in various capacities. She and her husband, Bill owned and operated Barbara’s Real Estate company in Gatlinburg from 1973 until 1999. Both Ms. Stevens and her husband have served as Chamber presidents as well as presidents of the Board of Realtors. Ms. Stevens and her husband were instrumental in the early development of Chalet Village, a prestigious vacation home resort destination in Gatlinburg, Tennessee. She has lived in Gatlinburg, Tennessee since 1940. She has seven children, eleven grandchildren, and two great grandchildren.

*	These directors have been determined by the Board to be “independent” under the NASD Rules.

ADDITIONAL INFORMATION CONCERNING THE COMPANY’S

BOARD OF DIRECTORS AND COMMITTEES

Committees and Meetings of the Board of Directors

The Company’s Board of Directors held twelve meetings during 2004. The Board of Directors of the Bank (which consists of the same members as the Company’s Board of Directors) held twelve meetings during the year. All directors attended at least 75% of the total number of meetings held by the Board of Directors and the committees on which such directors served during that period. The directors are strongly encouraged to attend the Annual Meeting of Shareholders. Eleven of the Company’s directors attended the 2004 Annual Meeting of Shareholders.

The Company’s Board of Directors has a standing Audit Committee, which also serves as the Audit Committee for the Bank. The Bank’s Board of Directors has two other standing committees: the Executive/Loan Committee and the ALCO/Investment Committee. The Company does not have a standing nominating committee; rather, given its relatively small size, the Company’s Board of Directors as a whole believes that it can function appropriately as a nominating committee. No directors are excluded from the nominating process. The Board has not adopted a nominating charter.

The Audit Committee consists of Jeffrey J. Monson (Chairman), Barbara Stevens, Gary A. Helton, and Bruce Johnson. The Audit Committee oversees and reviews the internal and independent audit function of the Company and the Bank and reports the Committee’s findings and recommendations to the Board. The Company’s Audit Committee has not adopted a written Audit Committee Charter. The Audit Committee is composed of four members, each of whom is an independent director under the applicable NASD rules and the independence criteria set forth in SEC Rule 10A-3(b)(1). The Board of Directors has determined that none of the members of the Audit Committee satisfies all of the criteria that are necessary for such individual to qualify as an audit committee financial expert under SEC rules. However, the Board of Directors believes that each member of the Audit Committee is financially literate and, through their various business experiences, is well qualified to perform the functions that are required as a member of the Audit Committee. Therefore, the Board of Directors does not believe it is necessary at this time to seek a new member who would qualify as an audit committee financial expert. The Audit Committee met five times in 2004.

The Executive/Loan Committee consists of Dwight Grizzell, Charlie Johnson, Sam Large, Mike Ownby, Linda Ogle, James E. Bookstaff, and John Parker (alternate). The Committee functions primarily to examine and approve loans in compliance with the Bank’s lending and credit policy and serves as the Bank’s management group when the full Board is not in session in accordance with the limitations set forth in the Bank’s By-laws. The Bank’s Executive/Loan Committee met weekly during 2004.

The ALCO/Investment Committee consists of Dwight Grizzell, James E. Bookstaff, John Parker and Ruth Reams. The Committee functions to ensure adherence to the Bank’s investment policy and has the authority to approve investments by the Bank in accordance with applicable law when the full Board is not in session. The ALCO/Investment Committee met four times in 2004.

Consideration of Director Candidates

In evaluating potential nominees for director, the Board of Directors believes that, at a minimum, a director candidate must possess personal and professional integrity, sound judgment and forthrightness. A director candidate must also have sufficient time and energy to devote to the Company’s affairs and be free of conflicts of interest. The Board of Directors will also consider the extent of the candidate’s business acumen and experience and such other factors as it deems appropriate in any given circumstance. Other than these general guidelines and adherence to the Company’s bylaws, the Board of Directors does not have any formal procedures that it follows in connection with the nominations process. The Board of Directors believes that its existing practice gives it the flexibility that it needs to best serve the interests of the Company’s shareholders.

The Board of Directors will consider nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders nor has it established any formal procedures for this purpose other than as set forth in the Company’s bylaws. Any such recommendations should be sent to the attention of the Company’s Secretary at the Company’s mailing address.

Code of Ethics

The Company has adopted a code of ethics applicable to all directors, officers and employees, which is available without charge, upon written request to Mountain National Bancshares, Inc. c/o Corporate Secretary, 300 E. Main Street, Sevierville, Tennessee 37862. This code complies with SEC requirements.

Shareholder Communication

Shareholders who wish to communicate with the Board of Directors, a Board committee or any other directors or an individual director may do so by sending written communications addressed to the Board of Directors of Mountain National Bancshares, Inc., a Board committee or such group of directors or individual director, c/o Corporate Secretary, Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee 37862. All communications will be compiled by the Company’s Secretary and submitted to the Board, a committee of the Board or the appropriate group of directors or individual director, as appropriate, at the next regular meeting of the Board.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting materials,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Company’s Audit Committee also functions as the audit committee for the Bank. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2004, with the Company’s and the Bank’s management. The Committee has also discussed with Hazlett, Lewis & Bieter, PLLC, the Company and Bank’s registered independent accounting firm, the matters required to be discussed by Statement on Accounting Standards Number 61.

The Audit Committee has received the written disclosures and the letter from Hazlett, Lewis & Bieter, PLLC required by Independence Standards Board Standard No. 1 and has discussed with Hazlett, Lewis & Bieter its independence.

Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2004.

The Audit Committee

Jeffrey J. Monson, Chairman

Bruce Johnson

Gary A. Helton

Barbara Stevens

Executive Officers

Michael L. Brown, age 46, serves as Executive Vice President – Chief Operating Officer of the Company and the Bank. Mr. Brown has been with the Company since its inception in 2002 and with the Bank since 1998.

Grace D. McKinzie, age 52, serves as Executive Vice President – Chief Lending Officer of the Company and the Bank. Ms. McKinzie has been with the Company since its inception in 2002 and with the Bank since 1998.

There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

Compensation of Executive Officers and Directors

The following table sets forth information with respect to all compensation paid or accrued for each of the last three fiscal years for Dwight B. Grizzell, the Company’s President and Chief Executive Officer. No other executive officer of the Company or the Bank was paid $100,000 or more in salary, bonus and directors’ fees during the year ended December 31, 2004.

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Annual Compensation							Long-Term Compensation
		Salary ($)		Bonus ($)		Other Annual Compen- sation ($)			Awards		Payouts
									Restricted Stock Award(s) ($)	Securities Under- lying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen- sation ($)
Dwight B. Grizzell, President	2004 2003 2002	$ $ $	161,149 156,230 135,000	$ $ $	1153 4,363 1,099	$ $ $	5,850 5,400 5,400	(1) (1) (1)	None None None	None None None	None None None	None None None

(1)	Represents director fees.

Directors are paid $525 for each Board meeting attended, $175 for each Executive Loan Committee meeting attended, and $125 for each other Board committee meeting attended. The Chairman of the Board receives a fee of $1,100 for each Board meeting attended. There are no other arrangements pursuant to which any of the directors were compensated during 2004 for any service provided as a director.

Stock Option Grants and Related Information

There were no stock option grants to Mr. Grizzell during the fiscal year ended December 31, 2004. The following table sets forth information with respect to Mr. Grizzell’s unexercised options held as of the end of the fiscal year. No options were exercised by Mr. Grizzell in 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT FISCAL YEAR-END (#)(1)		VALUE OF UNEXERCISED IN-THE- MONEY OPTIONS AT FISCAL YEAR-END(2)
NAME	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
Dwight B. Grizzell	42,024	21,011	$482,436	$241,206

(1)	Mr. Grizzell’s stock option agreement grants him the right to purchase a number of shares equal to 5% of the Company’s outstanding shares at the date of exercise. The figure shown is based on the current number of outstanding shares and is subject to adjustment. According to the terms of Mr. Grizzell’s stock option agreement, the options vest and become exercisable in six annual installments beginning upon the Company’s achievement of certain financial goals, which were reached during 2002. The Board of Directors retroactively amended Mr. Grizzell’s stock option agreement to provide for vesting of the first annual installment on December 31, 2001.

(2)	All of Mr. Grizzell’s stock options have an exercise price of $9.52 per share. The fair market value of the Common Stock underlying Mr. Grizzell’s stock options, which was determined at the close of business on December 31, 2004, was $15.00 per share, based on the price of the last trade of which management is aware as of such date.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

On December 28, 2001, the Bank entered into an employment agreement with Dwight B. Grizzell. Under the terms of the agreement, Mr. Grizzell will serve as the Bank’s President and Chief Executive Officer for an initial annual base salary of $135,000. The Board of Directors reviews and adjusts the base salary amount annually. In addition, Mr. Grizzell is entitled to participate in any employee benefit plan of the Bank made available to the Bank’s senior executive officers and its employees generally. Upon termination of the employment agreement (other than by death, disability, retirement, termination for cause, a change of control, or voluntary termination by Mr. Grizzell) or upon an unconsented material change in duties, liquidation or dissolution of the Bank, or breach of the agreement by the Bank, Mr. Grizzell will be entitled to receive a lump sum payment equal to twelve months base salary. Upon a change in control of the Bank, Mr. Grizzell will be entitled to receive an amount equal to his annualized compensation. Additionally, he would be entitled to the continuation of some employee benefits.

The agreement with Mr. Grizzell further provides that in the event of termination he will be prohibited from competing with the Bank for a period of 12 months in any city, town or county in which the Bank has a branch office.

Pursuant to the terms of the Company’s Stock Option Plan, unless otherwise provided, all outstanding options will become fully vested and exercisable in the event of a change in control or certain other corporate transactions. A “change in control” is defined in the Company’s Stock Option Plan to include, among other things, the acquisition by another person of more than twenty-five percent of the total combined voting power of the Company’s outstanding Common Stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; and certain other transactions.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Certain of the directors and executive officers of the Company and the Bank, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with the Bank, in the ordinary course of business during 2004, and such transactions are expected to continue in the future. All loans and lending commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2004. Total loans outstanding to all directors and executive officers of the Company and the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $6,434,000 at December 31, 2004.

The Bank has retained the law firm Johnson, Murrell & Associates as its local counsel. Charlie R. Johnson, Chairman of the Company’s Board of Directors, is a named partner of the firm.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of any class of the Company’s equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. Based solely on its review of copies of such reports received by it and written representations that no other reports were required, the Company believes that all such filing requirements were complied with.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Hazlett, Lewis & Bieter, PLLC served as the Company’s registered independent public accountants for the fiscal year ended December 31, 2004, and has been reappointed by the Audit Committee and approved by the Company’s Board of Directors to serve in that capacity for the 2005 fiscal year. The Company has been advised that no member of Hazlett, Lewis & Bieter, PLLC or any of its associates have any financial interest in the Company. A representative of Hazlett, Lewis & Bieter, PLLC will be present at the Annual Meeting and will be given the opportunity to make a statement on behalf of the firm and will also be available to respond to appropriate questions from shareholders.

Although not formally required, the ratification of the appointment of the independent auditors of the Company has been directed by the Board of Directors to be submitted to the shareholders for ratification as a matter of sound corporate practice. If the shareholders do not ratify the appointment of Hazlett, Lewis & Bieter, PLLC, their appointment as the Company’s registered independent public accountants for 2005 will be reconsidered by the Audit Committee. Even if the shareholders ratify the appointment, the Audit Committee, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 2005 fiscal year if the Audit Committee believes that such a change would be in the best interests of the Company.

The following captions set forth the amounts billed by Hazlett, Lewis & Bieter, PLLC for auditing services and all other services during 2004. The Company’s Audit Committee has considered whether the provision of non-audit services is compatible with maintaining auditor independence.

Audit Fees. Hazlett, Lewis & Bieter, PLLC billed the Company $53,880 for 2004 and $48,284 for 2003 for professional services rendered in connection with the audit of the Company’s financial statements and review of interim financial statements included in the Company’s quarterly reports on Form 10-QSBs or services that are normally provided in connection with statutory and regulatory filings or engagements for these years.

Audit-Related Fees. Hazlett, Lewis & Bieter, PLLC billed the Company $6,500 for 2004 and $6,500 for 2003 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but are not reported under “Audit Fees” above.

Tax Fees. Hazlett, Lewis & Bieter, PLLC billed the Company $8,400 for 2004 and $7,985 for 2003 for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees. Hazlett, Lewis & Bieter, PLLC billed the Company $2,000 for 2004 and $8,608 for 2003 for products and services other than those described above, which in 2003 included training relating to Sarbanes-Oxley Act compliance, FHLB audit of loans, maintaining depreciation software, and review of a report filed with the Federal Reserve Bank of Atlanta.

Pre-Approval Policy

The Audit Committee pre-approves in advance the terms of all audit services provided to the Company as well as all permissible audit-related and non-audit services to be provided by the Company’s independent auditors. All services set forth above under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees” were approved by the Company’s Audit Committee pursuant to SEC Regulation S-X Rule 2.01(c)(7)(i).

The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s registered independent public accountants.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Any shareholder proposal intended to be presented at the 2006 Annual Meeting of Shareholders and to be included in the Company’s proxy statement and form of proxy relating to such meeting must be received by the Company no later than December 7, 2005, which is 120 calendar days before the one-year anniversary of the date the Company mailed this Proxy Statement to shareholders. Any such proposal must comply in all respects with the rules and regulations of the SEC.

Any shareholder proposal not received at the Company’s principal executive offices by February 20, 2006, which is 45 calendar days before the one-year anniversary of the date the Company mailed this Proxy Statement to shareholders, will be considered untimely and, if presented at the 2006 Annual Meeting of Shareholders, the proxy holders will be able to exercise discretionary authority to vote on any such proposal to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

OTHER INFORMATION

Proxy Solicitation Costs

The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and employees of the Company, who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company’s Common Stock as of the Record Date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

Annual Report on Form 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB, including financial statements and any financial statement schedules, as filed with the SEC, accompanies this Proxy Statement. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Mountain National Bancshares, Inc., 300 E. Main Street, Sevierville, Tennessee 37862, Attention: Bev Brosch, Corporate Secretary. If the person requesting the Form 10-KSB was not a shareholder of record on March 31, 2005, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

By Order of the Board of Directors

/s/ Dwight B. Grizzell
Dwight B. Grizzell President and Chief Executive Officer

Sevierville, Tennessee

April 6, 2005

Mountain National Bancshares, Inc.

COMMON STOCK PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MAY 10, 2005

IMPORTANT

Please complete both sides of the Proxy Card. Sign, date and return the attached proxy card in the postage-paid envelope as soon as possible.

Your vote is important, regardless of the number of shares that you own.

DETACH PROXY CARD HERE

MOUNTAIN NATIONAL BANCSHARES, INC. – This Proxy is Solicited by the Board of Directors

When this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the annual meeting in accordance with the choices specified on the reverse side of this card, and if no choice is specified, it will be voted FOR each of the proposals set forth on the reverse side of this card.

Signature

Mountain National

Bancshares, Inc.

Signature

If you personally plan to attend the Annual Meeting of Shareholders, please check the box below and list names of attendees on reverse side.

Date

, 2005

Return this stub in the enclosed envelope with your completed proxy card.

I/We do plan to attend the

2005 meeting.

NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

Number attending

PLEASE COMPLETE BOTH SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY

MOUNTAIN NATIONAL BANCSHARES, INC.

SEVIERVILLE, TENNESSEE

PLEASE LIST

Proxy solicited by and on behalf of the Board of Directors for the Meeting of Shareholders to be held May 10, 2005.

NAMES OF PERSONS ATTENDING

The Board of Directors recommends a vote “FOR” the listed proposals that are more fully described in the proxy statement dated April 6, 2005, which was sent to shareholders in connection with the listed proposals (the “Proxy Statement”).

The undersigned shareholder(s) of Mountain National Bancshares, Inc., a Tennessee Corporation (the “Company”), hereby appoints Dwight Grizzell or Charlie Johnson, or any of them, as Proxy, with full power of substitution, to act for and in the name of the undersigned to vote, as designated below, the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 10, 2005, at the Mountain National Bank Operations Center, 2025 Red Bank Road, Sevierville, TN 37876 at 10:00 AM EST and at any adjournment or postponement thereof:

1. PROPOSAL TO APPROVE the election of all nominees as directors of the Bank.

FOR

WITHHOLD

FOR

WITHHOLD

FOR

WITHHOLD

Charlie R. Johnson

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Gary A. Helton

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`

James E. Bookstaff

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Jeffrey J. Monson

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Linda N. Ogle

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Dwight B. Grizzell

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John M. Parker

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Michael C. Ownby

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Sam L. Large

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Barbara S. Stevens

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Ruth Reams

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Note: The number of votes you may cast is determined by multiplying the number of shares you own times twelve. These votes may be cumulated and cast for a single candidate or may be distributed among two or more candidates.

2. PROPOSAL TO RATIFY the appointment of Hazlett, Lewis & Beiter as the Bank’s Independent Auditors for the fiscal year ending December 31, 2005.

`

FOR

`

AGAINST

`

ABSTAIN

IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any other matters which may properly come before the meeting or any adjournment thereof.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.